[Logo: The letter "B" in a box]




                         BROWNIA SMALL-CAP GROWTH FUND

                           BROWNIA GROWTH EQUITY FUND

                           BROWNIA MARYLAND BOND FUND




                                 ANNUAL REPORT

                                  May 31, 2001

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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        May 31, 2001

Dear Shareholder:


The last 12 months were difficult for virtually all investors, but especially for those of us investing in emerging growth companies. Beginning in March 2000, the market began a downturn which resulted in the largest decline in growth stocks ever measured by the Nasdaq Composite Index. This was no ordinary decline. The Nasdaq Index for this period tumbled 67.5%, exceeding even the record decline of 59.9% set during the bear market of 1973-1974. It has also been the worst of times for small-cap growth. During the period of the Nasdaq's decline, the Russell 2000 Growth Index trailed the Russell 2000 Value index by 66.5%, representing the widest disparity between these two indices and investing styles ever.

As a result of the market's decline, however, we believe that many of the factors which built the crescendo at the top have been minimized - a speculative price environment, red-hot new issue markets, excessive margin debt trading and a rampant day trading mentality. We believe that this environment has created the opportunity to seek gains by investing in rapidly growing companies.

Our work suggests that the stage has been set for an orderly recovery in which we believe our investment strategy has the potential to produce positive returns. Some of the factors which have the potential to bolster an upside move are:

     a) the re-discovery of small cap companies as their results distinguish them in a slow economy;

     b)   relative   valuations   appear   attractive   following  a  period  of
          under-performance;

     c) investors are learning to differentiate between a good business model and the marginal/less sustainable business models which fed the 1991-2000 IPO frenzy;

     d) money which had been moved out of the sector to seemingly defensive investments returning to small companies.

As you know, we remain fully invested and do not attempt to "time the market". For the fiscal year ending May 31, 2001, the Fund was down 12.08% as compared to the Russell 2000 Growth Index, which was down 15.74%. As to be expected, during the last 12 months, the Fund has declined with the market. The low occurred on April 4th leaving the rest of April for the initial recovery. For the month of April, the Fund was up 19.10% versus the Russell Growth Index, which was up 12.24%. Historically, the magnitude of the recovery has outweighed that of the decline, the result of which has been a positive long-term relative performance.

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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


                                TOTAL RETURN (%)
                         All Periods Ending May 31, 2001

  ------------------------------------------------ ----------------- ------------------- ------------------------
                                                         YTD               1 Year           Since Inception*
  ------------------------------------------------ ----------------- ------------------- ------------------------
  BrownIA Small-Cap Growth                             -6.04               -12.08                  10.64
  ------------------------------------------------ ----------------- ------------------- ------------------------
  Russell 2000 Growth                                  -2.62               -15.74                  -0.68
  ------------------------------------------------ ----------------- ------------------- ------------------------
  Russell 2000                                          3.29                 5.69                   6.78
  ------------------------------------------------ ----------------- ------------------- ------------------------
* Annualized since 6/28/99

We are cautiously optimistic about the future based on the strong earnings outlook for the companies in your portfolio, once a new bull market emerges.
Most companies in the portfolio have grown, despite a slowing economy, particularly in the technology and telecommunications sectors. Moreover, numerous additions to the portfolio during the bear market look particularly attractive. Examples are CoStar Group, Alpha Industries, Powerwave Technologies, Interwoven, WebEx Communications, Digital Insight, Tripath Technology and others. We believe that, going forward, the portfolio companies have the potential for growth.

The combined positive outlook for our portfolio companies in a cloudy economy and what we see as the bottoming of the market cycle of epic proportion cause us to have cautious optimism about future performance.

Frederick L. Meserve, Jr.
Portfolio Manager


-----------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF JUNE 30, 2001, THE FUND'S ONE-YEAR AND SINCE INCEPTION (JUNE 28, 1999) ANNUALIZED RETURNS WERE -14.65% AND 13.63%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE RUSSELL 2000(R) INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX WHICH IS WIDELY REGARDED TO BE REPRESENTATIVE OF SMALL-COMPANY STOCKS IN GENERAL. THE RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000(R) COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000(R) COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF MAY 31, 2001 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        May 31, 2001

Dear Shareholder:

Markets rarely trade at "fair value." It is far more typical for stock prices to reflect either irrational exuberance or a pending meltdown. That being said, it is unusual for the market to swing fully from one extreme to the other in just a year's time, as we have seen over the last year. Looking back over the prior 14 months, since the peak in the S&P 500 Index in March 2000, the market has been buffeted by severe earnings growth decelerations and by deflating investor expectations for growth stocks. While the Index has recovered from its lows reached during the peak of equity liquidation in March of this year, the sustainability of upward momentum is still in question. We believe the market's advance has largely been driven by the expectation for improvement in the profit outlook, without much supporting evidence of a turnaround. We think that in the process of investors seeking confirmation that an economic recovery is gaining some traction, the large cap equity markets will continue to be volatile, and investors will be indiscriminant with regard to the quality and growth prospects of the stocks bought and sold. While growth investing may currently be out of phase, our long-term orientation and focus on high quality growth companies, irrespective of the industry, positions us to take advantage of what we believe to be temporary mis-pricings in the current market environment.

Our strategy over the past few months has sought to take advantage of the revaluation of the higher growth sectors of the market, adding to our technology weighting, while de-emphasizing the potentially slower relative growth areas related to the consumer. We believe that a gradual recovery in corporate profitability should take place over the next twelve months from the near-recession conditions of the first half of 2001. Our present overweighting in technology relative to the S&P 500 and our expanded weighting in capital goods is a result of our belief that these groups should be prime beneficiaries as the market enters an earnings momentum driven phase. We have added positions in Veritas Software, Flextronics International, Powerwave and JDS Uniphase to our existing holdings to enhance our stake in technology. Within the industrial growth sector we have opportunistically purchased two leading companies, Dover Corp. and Illinois Tool Works.

We have preferred to build our cyclical exposure away from the more consumer-oriented products given our expectation that US consumer demand will begin to soften in response to the deteriorating conditions elsewhere in the economy. The economic slowdown underway is slightly different than most. Instead of being brought about by a contraction in consumer spending, it is being caused by excess capital investment, primarily in technology and telecom-related industries. It is our belief that the build-up of inventories and/or saturation of demand that has temporarily depressed the outlook for growth in these bellwether sectors will ultimately impact the growth prospects in key consumer end markets such as housing, autos and discretionary products in general.

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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


Early this year we sold Capital One Financial, a leading credit card issuer, believing that growth for the company will slow in the second half of the year because of a slowdown in consumer spending. We intend to remain underexposed to consumer cyclicals until a slowdown is reflected in the stocks. In the meantime, we prefer core consumer holdings among high earnings visibility companies such as Anheuser Busch and Pfizer.

Geoffrey R. B. Carey, CFA                   Jane W. Korhonen, CFA
Portfolio Manager                           Portfolio Manager


-----------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF JUNE 30, 2001, THE FUND'S ONE-YEAR AND SINCE INCEPTION (JUNE 28, 1999) ANNUALIZED RETURNS WERE -14.52% AND -3.55%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF MAY 31, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                         May 31, 2001
Dear Shareholder:

We are pleased to provide you with the results of the BrownIA Maryland Bond Fund for the period ended May 31, 2001.

The tax-exempt bond market closed out the year 2000 with tax-adjusted returns on municipals bonds outperforming major taxable fixed income indices and, surprisingly, the major equity indices. As we began 2001, the tax-exempt fixed income market seemed poised for solid performance and, as anticipated, year to date results for the asset class are again favorable compared to taxable securities and equity assets. During 2001, demand for municipal bonds should continue to be strong from both institutional and retail investors. Retail investors, feeling the impact of the slowing economy, watched the value of their equity portfolios diminish and took a second look at the importance of a balanced portfolio, which included tax-exempt securities. Institutional investors, namely tax-exempt bond funds, have begun to see net positive cashflows into their funds marking a reversal of net outflows experienced over the past two years. Although the Federal Reserve has lowered short-term rates 250 basis points since January 3, 2001, municipal bonds remain attractive relative to most taxable fixed-income securities.

The State of Maryland, the Fund's largest holding, has earned a AAA credit rating from both Moody's and Standard and Poor's rating services based on strong financial management and a state economy which is the most robust it has been in a decade. The state's solid financial performance has facilitated a significant reduction in income taxes. Although the state's debt level is high relative to other states, it is stable based on resources to service the debt. As mentioned, Maryland's economy is healthy and recent economic and revenue data have not indicated any slowing; however, we consider the state to be well positioned to weather a mild economic downturn. The state's solid reserves, multi-year tax cuts and continued economic strength have provided the rating agencies with evidence to maintain a stable credit outlook.

The BrownIA Maryland Bond Fund, which commenced operations on December 21, 2000, seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes. The intention of the Fund is to maintain an average maturity between five and ten years; thus, seeking to limit the risk of principal losses due to interest rate fluctuations. Throughout the Fund's first five months, the average maturity has been approximately six years. The Fund is classified as a non-diversified fund, meaning it may focus a larger percent of assets in the securities of fewer issuers, specifically, for 50% of the Fund no issuer may be over 5% of assets. As of May 31st, 65% of the Fund is invested in issues representing less than 5% of the Fund's total assets. The top 5 holdings represent 42% of Fund assets and the average overall quality of the portfolio is AA. General obligations of Maryland and its municipalities represent approximately 50% of assets while various revenue issues comprise 30% of assets.

LARGEST HOLDINGS

o        State of Maryland                        18%      AAA
o        University of Maryland                    7%      AA2
o        Montgomery County, Maryland               6%      AAA
o        Maryland Community Development Admin.     6%      AA2
o        Washington Suburban Sanitation District   5%      AAA

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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


                           BROWNIA MARYLAND BOND FUND
                                SECTOR ALLOCATION


[EDGAR Representation of Pie Chart:
Insured             -  7%
Cash                - 13%
Revenues            - 30%
General Obligations - 50%]

The returns provided by the BrownIA Maryland Bond Fund since inception have been competitive with its benchmark, the Lehman seven-year Municipal Bond Index. Since the Fund has not been in existence for a full year, we will comment in greater depth in our next annual letter.

       PERFORMANCE (AS OF MAY 31, 2001)     MTD           YTD           ITD*

                  BIAMX                     1.25%         2.54%         2.95%
                  Lehman 7 yr. Muni         1.14%         2.83%         2.76%
              *Cumulative since December 21, 2000


Monica M. Hausner
Portfolio Manager



-----------------------

1PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF JUNE 30, 2001, THE FUND'S SINCE INCEPTION (DECEMBER 21, 2000) CUMULATIVE RETURN WAS 3.58%. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF MAY 31, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

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BROWNIA SMALL-CAP GROWTH FUND AND BROWNIA GROWTH EQUITY FUND
PERFORMANCE CHARTS & ANALYSIS
May 31, 2001
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

These charts reflect the change in value of a $10,000 investment, including reinvested dividends and distributions, in BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund, compared with a broad-based securities market index, since each Fund's inception. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Standard and Poor's 500 Composite Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of each Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM A FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.


            BROWNIA SMALL-CAP GROWTH FUND VS.                        BROWNIA GROWTH EQUITY FUND VS.
              RUSSELL 2000(R)GROWTH INDEX                                     S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN ON 5/31/01                            AVERAGE ANNUAL TOTAL RETURN ON 5/31/01
--------------------------------------                            --------------------------------------
1 Year:                                    (12.08%)               1 Year:                               (13.29%)
Since Inception on 6/28/99:                 10.64%                Since Inception on 6/28/99:            (3.08%)

INVESTMENT VALUE ON 5/31/01                                       INVESTMENT VALUE ON 5/31/01
---------------------------                                       ---------------------------
BrownIA Small Cap Growth Fund:             $12,151                BrownIA Growth Equity Fund:            $9,416
Russell 2000(R)Growth Index:                $9,869                S&P 500 Index:                         $9,665

            BROWNIA SMALL-CAP   RUSSELL 2000(R)
               GROWTH FUND       GROWTH INDEX
   06/28/99      10,000             10,000
   06/28/99      10,000             10,000
   07/31/99       9,820              9,982
   08/31/99       9,720              9,609
   09/30/99      10,320              9,794
   10/31/99      11,040             10,045
   11/30/99      12,300             11,107
   12/31/99      15,320             13,065
   01/31/00      13,940             12,943
   02/29/00      19,850             15,955
   03/31/00      16,450             14,278
   04/30/00      14,800             12,836
   05/31/00      13,820             11,712
   06/30/00      15,140             13,225
   07/31/00      14,270             12,092
   08/31/00      15,680             13,364
   09/30/00      14,210             12,700
   10/31/00      14,620             11,669
   11/30/00      12,330              9,550
   12/31/00      12,932             10,135
   01/31/01      13,515             10,955
   02/28/01      11,349              9,453
   03/31/01       9,923              8,594
   04/30/01      11,818              9,646
   05/31/01      12,151              9,869


            BROWNIA GROWTH    S&P 500
             EQUITY FUND       INDEX
   06/28/99    10,000         10,000
   06/28/99    10,000         10,000
   07/31/99     9,990         10,001
   08/31/99     9,900          9,952
   09/30/99     9,536          9,679
   10/31/99    10,096         10,292
   11/30/99    10,347         10,501
   12/31/99    10,878         11,119
   01/31/00    10,558         10,560
   02/29/00    10,418         10,361
   03/31/00    11,329         11,373
   04/30/00    10,959         11,031
   05/31/00    10,859         10,805
   06/30/00    10,879         11,071
   07/31/00    10,499         10,898
   08/31/00    11,060         11,575
   09/30/00    10,349         10,964
   10/31/00    10,509         10,918
   11/30/00     9,528         10,057
   12/31/00     9,842         10,107
   01/31/01    10,502         10,465
   02/28/01     9,421          9,512
   03/31/01     8,624          8,909
   04/30/01     9,416          9,601
   05/31/01     9,416          9,665

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BROWNIA MARYLAND BOND FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2001
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a $10,000 investment, including reinvested dividends and distributions, in BrownIA Maryland Bond Fund, compared with a broad-based municipal bond index, since December 21, 2000. Changes in value of the Lehman Brothers 7-year Municipal Bond Index are based on an inception date of December 31, 2000. The Lehman Brothers 7-year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of 7 years. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Returns for less than one year are not annualized. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.


                         BROWNIA MARYLAND BOND FUND VS.
                       LEHMAN 7-YEAR MUNICIPAL BOND INDEX

CUMULATIVE TOTAL RETURN ON 5/31/01
Since Inception on 12/21/00:                               2.95%


INVESTMENT VALUE ON 5/31/01
BrownIA Maryland Bond Fund:                              $10,295
Lehman 7-year Municipal Bond Index:                      $10,283

         BROWNIA MARYLAND BOND   LEHMAN 7-YEAR MUNICIPAL BOND INDEX
12/21/00         10,000                        10,000
01/31/01         10,159                        10,170
02/28/01         10,178                        10,177
03/31/01         10,269                        10,259
04/30/01         10,167                        10,167
05/31/01         10,295                        10,283

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BROWNIA SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

SHARES          SECURITY DESCRIPTION               VALUE      SHARES        SECURITY DESCRIPTION          VALUE
------          --------------------               -----      ------        --------------------          -----

COMMON STOCK (95.7%)
BASIC MATERIALS (7.2%)                                        MEDIA/TELECOMMUNICATIONS (9.6%)
  208,350 ATMI, Inc. +                           $ 5,456,165  133,400 Getty Images, Inc. +              $ 3,721,860
   31,900 Symyx Technologies +                       877,250   90,400 Powerwave Technologies, Inc. +      1,229,440
   47,150 Trex Co., Inc. +                         1,368,293  159,375 Tekelec, Inc. +                     5,334,281
                                               --------------                                       ----------------
                                                   7,701,708                                             10,285,581
                                               --------------                                       ----------------
BUSINESS SERVICES (11.9%)                                     TECHNOLOGY (27.2%)
   74,950 CoStar Group, Inc. +                     1,881,245   94,500 Alpha Industries, Inc. +            2,079,000
  141,000 Documentum, Inc. +                       1,971,180  178,800 BroadVision, Inc. +                 1,128,228
   44,210 i2 Technologies, Inc. +                    887,736   21,900 Digimarc Corp. +                      385,659
   72,100 Interwoven, Inc. +                       1,305,731  105,900 Digital Insight Corp. +             1,689,105
  125,052 MemberWorks, Inc. +                      2,938,722  184,502 Eclipsys Corp. +                    4,011,073
  154,586 QRS Corp. +                              1,763,826   46,875 Keynote Systems, Inc. +               475,781
  264,550 SITEL Corp. +                              600,529   68,575 Novadigm, Inc. +                      744,039
   94,950 WebEx Communications, Inc. +             1,504,008  177,260 RSA Security, Inc. +                5,133,450
                                               --------------
                                                  12,852,977  224,600 SIPEX Corp. +                       2,454,878
                                               --------------
CAPITAL GOODS (3.2%)                                           78,357 Synopsys, Inc. +                    4,456,946
   66,500 AstroPower, Inc. +                       3,435,390  102,200 Synplicity, Inc. +                  1,686,300
                                               --------------
                                                              142,150 Tripath Technology, Inc. +          1,330,524
CONSUMER CYCLICALS (11.9%)                                    164,816 Wind River Systems +                3,711,656
                                                                                                    ----------------
  116,350 Apollo Group, Inc. +                     3,954,737                                             29,286,639
                                                                                                    ----------------
   46,175 Bright Horizons Family Solutions, Inc. + 1,257,345  TRANSPORTATION  (6.6%)
   91,650 I-Many, Inc. +                           1,541,553  153,300 Atlantic Coast Airlines Holdings +  3,964,338
  201,350 Sunrise Assisted Living, Inc. +          4,774,009  103,475 Forward Air Corp. +                 3,155,988
                                                                                                    ----------------
   46,400 Tweeter Home Entertainment Group, Inc. + 1,252,800                                              7,120,326
                                               --------------                                       ----------------
                                                  12,780,444
                                               --------------
CONSUMER STAPLES (5.7%)                                       Total Common Stock (Cost $89,418,691)     103,020,223
                                                                                                    ----------------
   22,600 Krispy Kreme Doughnuts +                 1,652,286
  141,675 O'Charleys, Inc. +                       2,465,145  SHORT-TERM INVESTMENTS (4.9%)
  104,200 Starbucks Corp. +                        2,033,984  PRINCIPAL      SECURITY DESCRIPTION         VALUE
                                                              ---------      --------------------         -----
                                               --------------
                                                   6,151,415   $5,229,038  Deutsche Cash Management Fund
                                               --------------
HEALTH CARE (12.4%)                                                         (Cost $5,229,038)           $ 5,229,038
                                                                                                    ----------------
  236,120 ArthroCare Corp. +                       5,241,864
    6,975 Aspect Medical Systems, Inc. +              90,326  TOTAL INVESTMENTS IN SECURITIES - 100.6%
   35,500 Emisphere Technologies, Inc. +             697,930  (COST $94,647,729)                       $108,249,261
                                                                                                    ----------------
   26,600 EPIX Medical, Inc. +                       199,234  OTHER ASSETS AND LIABILITIES, NET -(0.6)%    (593,456)
                                                                                                    ----------------
   21,500 Guilford Pharmaceuticals, Inc. +           499,875  TOTAL NET ASSETS - 100.0%               $ 107,655,805
                                                                                                    ================
   83,400 Incyte Genomics, Inc. +                  1,769,748
    9,600 Neose Technologies, Inc. +                 294,144
   47,100 SonoSite, Inc. +                           777,150
  513,450 US Oncology, Inc. +                      3,835,472
                                               --------------
                                                  13,405,743
                                               --------------


-----------------------------------------------
+ Non-income producing security.


See notes to Financial Statements      9

--------------------------------------------------------------------------------
BROWNIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

SHARES          SECURITY DESCRIPTION               VALUE      SHARES        SECURITY DESCRIPTION          VALUE
------          --------------------               -----      ------        --------------------          -----

COMMON STOCK (97.6%)
BASIC INDUSTRY (2.8%)                                         HEALTH CARE (12.8%)
   31,700 Rohm & Haas Co.                        $ 1,052,440   15,650 Amgen, Inc. +                    $ 1,038,847
                                               --------------
                                                               20,000 Bristol-Myers Squibb Co.           1,084,800
CAPITAL GOODS (7.5%)                                           22,200 Medtronic, Inc.                      954,156
   11,150 Dover Corp.                                472,649   42,000 Pfizer, Inc.                       1,801,380
                                                                                                    ---------------
   10,800 Illinois Tool Works, Inc.                  739,368                                             4,879,183
                                                                                                    ---------------
   28,300 Tyco International Ltd.                  1,625,835  TECHNOLOGY (25.1%)
                                               --------------
                                                   2,837,852   56,300 Cisco Systems, Inc. +              1,084,338
                                               --------------
CONSUMER CYCLICALS (7.1%)                                      18,000 Compaq Computer Corp.                287,820
   23,800 Costco Wholesale Corp. +                   926,058   41,900 Dell Computer Corp. +              1,020,684
   13,535 Lowe's Cos., Inc.                          941,089   31,400 Flextronics International Ltd. +     791,908
   22,600 Target Corp.                               854,280   20,800 Intel Corp.                          561,808
                                               --------------
                                                   2,721,427   16,800 JDS Uniphase Corp. +                 280,728
                                               --------------
CONSUMER STAPLES (12.5%)                                        9,000 Linear Technology Corp.              432,000
   30,400 Anheuser-Busch Cos., Inc.                1,337,600   16,300 Microsoft Corp. +                  1,127,634
   27,250 AOL Time Warner, Inc. +                  1,423,267   42,200 Oracle Corp. +                       645,660
    5,000 Kimberly-Clark Corp.                       302,250   66,300 Parametric Technology Co. +          788,970
   31,580 Outback Steakhouse, Inc. +                 900,030   25,400 Powerwave Technologies, Inc. +       345,440
   15,475 Safeway, Inc. +                            783,808   24,000 Solectron Corp. +                    517,680
                                               --------------
                                                   4,746,955   23,000 Texas Instruments, Inc.              784,760
                                               --------------
ENERGY (7.0%)                                                  13,000 VERITAS Software Corp. +             861,250
                                                                                                    ---------------
    8,950 Chevron Corp.                              859,648                                             9,530,680
                                                                                                    ---------------
   11,400 Exxon Mobil Corp.                        1,011,750  TELECOMMUNICATIONS (5.0%)
    5,400 Halliburton Co.                            252,396   25,075 Qwest Communications Internatior     921,256
    8,625 Schlumberger Ltd.                          543,633   18,000 Verizon Communications               987,300
                                               --------------                                       ---------------
                                                   2,667,427                                             1,908,556
                                               --------------                                       ---------------
FINANCIAL (17.8%)
   17,200 American International Group, Inc.       1,393,200  Total Common Stock (Cost $35,352,281)     37,104,032
                                                                                                    ---------------
   27,500 Citigroup, Inc.                          1,409,375
   12,200 Dime Bancorp, Inc.                         430,660  SHORT-TERM INVESTMENTS (2.3%)
   14,800 Freddie Mac                                979,760    PRINCIPAL    SECURITY DESCRIPTION         VALUE
                                                                --------     --------------------         -----
   30,250 J.P. Morgan Chase & Co.                  1,486,788   $878,650  Deutsche Cash Management Fund
   21,700 SouthTrust Corp.                           541,849            (Cost $878,650)                  $ 878,650
                                                                                                    ---------------
   11,000 Wells Fargo Co.                            517,880
                                               --------------
                                                   6,759,512  TOTAL INVESTMENTS IN SECURITIES - 99.9%
                                               --------------
                                                              (COST $36,230,931)                      $ 37,982,682
                                                              OTHER ASSETS AND LIABILITIES, NET -0.1%       39,590
                                                                                                    ---------------
-----------------------------------------------
+ Non-income producing security.                              TOTAL NET ASSETS - 100.0%               $ 38,022,272
                                                                                                    ===============


See Notes to Financial Statments       10

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION              VALUE   FACE AMOUNT     SECURITY DESCRIPTION              VALUE
-----------     --------------------              -----   -----------     --------------------              -----

MUNICIPAL BONDS (86.0%)
General Obligation Bonds (48.7% )
   $ 250,000    Anne Arundel County Maryland                 $ 235,000    State of Maryland
                4.10% due 08/01/07              $ 253,570                 5.00% due 04/15/04            $   242,078
     250,000    Anne Arundel County Maryland                    75,000    State of Maryland
                5.00% due 02/15/10                263,973                 5.00% due 07/15/06                 79,562
     500,000    Anne Arundel County Maryland                   475,000    State of Maryland
                4.75 due 02/15/17                 486,315                 5.00% due 10/15/06                505,172
     500,000    Anne Arundel County Maryland                    95,000    State of Maryland
                4.80% due 02/15/18                485,805                 4.25% due 02/15/05                 97,402
     350,000    Baltimore County Maryland                      625,000    State of Maryland
                4.13% due 08/01/05                358,330                 4.50% due 02/15/08                640,287
     835,000    Baltimore County Maryland                      385,000    State of Maryland
                4.40% due 08/01/09                849,579                 4.00% due 03/01/08                384,642
     250,000    Baltimore County Maryland                      225,000    State of Maryland
                4.75% due 07/01/11                257,335                 5.00% due 08/01/08                238,671
     500,000    Charles County Maryland                        150,000    State of Maryland
                4.20% due 02/01/11                494,070                 4.00% due 03/01/09                148,563
     210,000    Frederick County Maryland                      500,000    State of Maryland
                3.80% due 07/01/07                208,677                 4.75% due 03/01/09                519,845
     740,000    Harford County Maryland                      1,000,000    Montgomery County Maryland
                5.00% due 12/01/13                762,992                 5.00% due 01/01/10              1,048,480
     670,000    Howard County Maryland                         250,000    Montgomery County Maryland
                4.10% due 02/15/05                683,762                 4.70% due 01/01/13                251,783
     225,000    Howard County Maryland                         500,000    Montgomery County Maryland
                4.30% due 02/15/08                228,805                 4.75% due 02/01/13                507,815
      75,000    Howard County Maryland                         500,000    Ocean City Maryland
                5.00% due 02/15/08                 79,300                 4.25% due 03/01/11                493,490
     230,000    Howard County Maryland                         100,000    Washington Suburban Sanitation
                5.00% due 02/15/09                241,396                 District - General Construction
     325,000    State of Maryland                                         4.63% due 06/01/06                104,257
                4.25% due 08/01/02                330,564      500,000    Washington Suburban Sanitation
     240,000    State of Maryland                                         District - General Construction
                4.00% due 02/15/03                243,814                 4.25% due 06/01/10                504,285
   1,530,000    State of Maryland                              450,000    Washington Suburban Sanitation
                4.50% due 03/01/03              1,567,072                 District - Sewer Disposal
     300,000    State of Maryland                                         5.25% due 06/01/07                483,341
                4.50% due 03/01/04                309,177      475,000    Washington Suburban Sanitation
                                                                          District - Water Supply
                                                                          4.38% due 06/01/07                488,120
                                                                                                        -----------
                                                           Total General Obligation Bonds               $14,842,329
                                                                   (Cost $14,742,184)                   -----------


See Notes to Financial Statements      11

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION                    VALUE        FACE AMOUNT     SECURITY DESCRIPTION                    VALUE
-----------     --------------------                    -----        -----------     --------------------                    -----

REVENUE BONDS (37.3%)

   $ 580,000    Baltimore City Maryland                                 $ 500,000    Maryland Health & Higher
                Certificates of Participation -                                      Educational Facilities -
                Emergency Telecommunication                                          Johns Hopkins University
                Facility  4.70% due 10/01/06         $  606,239                      5.00% due 07/01/10                     $528,965
     200,000    Baltimore City Maryland -                                 250,000    Maryland Health & Higher
                Convention Center Revenue                                            Educational Facilities -
                4.15% due 09/01/01                      200,728                      Johns Hopkins University
     900,000    Baltimore City Maryland -                                            5.00% due 07/01/12                      260,960
                Convention Center Revenue                                 250,000    Maryland Health & Higher
                5.00% due 09/01/19                      896,202                      Educational Facilities -
     170,000    Frederick County Maryland -                                          Johns Hopkins University
                Educational Facilities Revenue                                       5.00% due 07/01/13                      258,905
                for Mount St. Marys College                               520,000    Maryland Health & Higher
                4.55% 09/01/06                          172,088                      Educational Facilities -
     170,000    Frederick County Maryland -                                          Kennedy Kreiger Institute
                Educational Facilities Revenue                                       5.30% due 07/01/12                      517,691
                for Mount St. Marys College                               250,000    Maryland Health & Higher
                4.65% due 09/01/07                      171,780                      Educational Facilities -
     695,000    Maryland Community                                                   McLean School
                Development Administration -                                         5.00% due 07/01/08                      249,915
                Infrastructure Financing                                  315,000    Maryland Health & Higher
                4.35% due 06/01/06                      714,078                      Educational Facilities -
   1,000,000    Maryland Community                                                   Medlantic/Helix
                Development Administration -                                         4.00% due 08/15/05                      310,848
                Single Family Program                                     525,000    Maryland State Health & Higher
                4.65% due 04/01/12                      993,550                      Educational Facilities -
      50,000    Maryland State Department of                                         Medlantic/Helix
                Transportation                                                       4.00% due 08/15/06                      514,222
                4.38% due 09/15/05                       51,166         1,000,000    Maryland Water Quality
     240,000    Maryland State Department of                                         Finance Administration
                Transportation                                                       5.30% due 09/01/09                    1,054,600
                4.63% due 09/15/07                      244,752           500,000    Montgomery County Maryland
     500,000    Maryland Health & Higher                                             Housing Opportunity Commission -
                Educational Facilities -                                             Multifamily Revenue
                Charity Obligated Group                                              4.90% due 05/15/31                      502,510
                4.75% due 11/01/14                      496,505           425,000    Montgomery County Maryland
                                                                                     Housing Opportunity Commission -
                                                                                     Single Family Mortgage
                                                                                     4.15% due 07/01/08                      423,542


See Notes to Financial Statements      12

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION                    VALUE       FACE AMOUNT     SECURITY DESCRIPTION                    VALUE
-----------     --------------------                    -----       -----------     --------------------                    -----

REVENUE BONDS (CONCLUDED)                                           MUNICIPAL DEMAND NOTES (CONCLUDED)

   $ 530,000    University of Maryland Auxilary                       $1,000,000    Maryland Health & Higher
                Facility& Tuition Revenue                                           Educational Facilities Variable
                4.65% due 10/01/06                  $   546,176                     Rate Note for Deaton Hospital
     485,000    University of Maryland Auxilary                                     3.20%* due 07/01/22                 $ 1,000,000
                Facility & Tuition Revenue                             1,000,000    Maryland Health & Higher
                4.00% due 10/01/08                      484,030                     Educational Facilities Variable
     825,000    University of Maryland Auxilary                                     Rate Note for Mercey Ridge
                Facility & Tuition Revenue                                          3.10%* due 04/01/31                   1,000,000
                5.00% due 04/01/09                      868,544          240,000    Maryland Health & Higher
     300,000    University of Maryland Auxiliary                                    Educational Facilities Variable
                Facility & Tuition Revenue                                          Rate Note for Stella Maris
                4.30% due 04/01/11                      297,255                     3.10%* due 07/01/21                     240,000
                                                    -----------                                                         -----------
 Total Revenue Bonds (Cost $11,242,790)              11,365,251     Total Municipal Demand Notes (Cost $2,790,000)        2,790,000
                                                    -----------                                                         -----------

                                                    -----------     MONEY MARKET FUNDS (8.6%)
Total Municipal Bonds (Cost $25,984,974)             26,207,580       $1,541,091    Deutsche Tax Free Money Fund        $ 1,541,091
                                                    -----------        1,070,280    Dreyfus Municipal Cash
                                                                                    Management Plus Fund                  1,070,280
SHORT-TERM INVESTMENTS (17.8%)                                                                                          -----------
                                                                    Total Money Market Funds (Cost $2,611,371)            2,611,371
MUNICIPAL DEMAND NOTES (9.2% )                                                                                          -----------
                                                                    Total Short-Term Investments (Cost $5,401,371)        5,401,371
     550,000    Howard County Maryland                                                                                  -----------
                Variable Rate Note for Avalon                       TOTAL INVESTMENTS IN SECURITIES                     $31,608,951
                Meadows Project,                                    (Cost $31,386,345) - 103.8%
                2.95%* due: 06/15/26                    550,000     Other Assets and Liabilities, Net - (3.8)%           (1,150,774)
                                                                                                                        -----------
                                                                    Total Net Assets - 100.0%                           $30,458,177
                                                                                                                        ===========



----------------------------
* Rate resets weekly - current reset rate.






See Notes to Financial Statements      13

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2001
--------------------------------------------------------------------------------

                                                                    BROWNIA          BROWNIA         BROWNIA
                                                                   SMALL-CAP         GROWTH          MARYLAND
                                                                    GROWTH           EQUITY            BOND
                                                                     FUND             FUND             FUND
                                                                ---------------- --------------- ----------------

ASSETS
 Total investments, at value (Note 2)
 (Cost $94,647,729, $36,230,931 and $31,386,345 respectively)     $ 108,249,261     $37,982,682     $ 31,608,951
 Interest, dividends and other receivables                               17,008          44,064          346,104
 Receivable for Fund shares sold                                         37,950          25,850                -
 Receivable from adviser                                                      -               -            4,413
                                                                ---------------- --------------- ----------------

Total Assets                                                        108,304,219      38,052,596       31,959,468
                                                                ---------------- --------------- ----------------

LIABILITIES
 Dividend payable                                                             -               -           97,779
 Payable for securities purchased                                         6,804               -        1,368,679
 Payable to adviser (Note 3)                                             99,267               -                -
 Payable to administrator (Note 3)                                        9,018           3,333            2,372
 Payable for Fund shares redeemed                                       499,489               -                -
 Accrued audit fees                                                      19,300          19,300           15,800
 Other Accrued expenses and other liabilities                            14,536           7,691           16,661
                                                                ---------------- --------------- ----------------

Total Liabilities                                                       648,414          30,324        1,501,291
                                                                ---------------- --------------- ----------------

NET ASSETS                                                        $ 107,655,805     $38,022,272     $ 30,458,177
                                                                ================ =============== ================

COMPONENTS OF NET ASSETS
 Paid-in capital                                                   $ 99,250,593     $37,962,271       30,243,066
 Undistributed net investment income                                          -          62,173                -
 Accumulated net realized loss from investments                      (5,196,320)     (1,753,923)          (7,495)
 Unrealized appreciation of investments                              13,601,532       1,751,751          222,606
                                                                ---------------- --------------- ----------------

NET ASSETS                                                        $ 107,655,805     $38,022,272     $ 30,458,177
                                                                ================ =============== ================

SHARES OF BENEFICIAL INTEREST                                         9,224,365       4,046,774        3,009,964

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE                                                        $ 11.67          $ 9.40          $ 10.12


See Notes to Financial Statments       14

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED MAY 31, 2001
--------------------------------------------------------------------------------

                                                                 BROWNIA            BROWNIA           BROWNIA
                                                                SMALL-CAP           GROWTH            MARYLAND
                                                                  GROWTH            EQUITY              BOND
                                                                   FUND              FUND               FUND
                                                            ----------------- ------------------ -----------------

INVESTMENT INCOME
 Interest income                                                   $ 298,849           $ 90,766         $ 433,877
 Dividend income                                                           -            255,157                 -
                                                            ----------------- ------------------ -----------------
Total Investment Income                                              298,849            345,923           433,877
                                                            ----------------- ------------------ -----------------

EXPENSES
 Investment advisory (Note 3)                                        979,622            262,571            52,227
 Adminstration (Note 3)                                               97,653             40,000            17,742
 Transfer agency (Note 3)                                             20,299             19,128             8,142
 Custody (Note 3)                                                     28,105             23,201             3,941
 Legal                                                                 1,232              1,445               321
 Trustees                                                              3,326              1,166               169
 Accounting (Note 3)                                                  38,900             40,900            18,868
 Auditing                                                             22,500             22,500            18,200
 Compliance                                                           11,845              6,546             8,021
 Miscellaneous                                                        24,747             11,273             6,021
                                                            ----------------- ------------------ -----------------
Total Expenses                                                     1,228,229            428,730           133,652
 Fees waivers and expense reimbursements (Note 4)                     (2,819)          (160,867)         (107,679)
                                                            ----------------- ------------------ -----------------
Net Expenses                                                       1,225,410            267,863            25,973
                                                            ----------------- ------------------ -----------------

NET INVESTMENT INCOME (LOSS)                                        (926,561)            78,060           407,904
                                                            ----------------- ------------------ -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized loss on investments                                 (3,702,910)        (1,454,667)           (7,495)
 Net change in unrealized appreciation (depreciation)
  of investments                                                  (8,921,220)        (3,736,063)          222,606
                                                            ----------------- ------------------ -----------------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS                                                     (12,624,130)        (5,190,730)          215,111
                                                            ----------------- ------------------ -----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $ (13,550,691)      $ (5,112,670)        $ 623,015
                                                            ================= ================== =================


See Notes to Financial Statements      15

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         BROWNIA
                                                                                        SMALL-CAP
                                                                                          GROWTH
                                                                                           FUND
                                                                       ------------------------------------------

                                                                              June 1, 2000        June 28, 1999
                                                                                   to                   to
                                                                              May 31, 2001         May 31, 2000
                                                                       ------------------------------------------
OPERATIONS
 Net investment loss                                                             $ (926,561)          $ (537,927)
 Net realized gain (loss) on investments                                         (3,702,910)           2,156,404
 Net change in unrealized appreciation
      (depreciation) of investments                                              (8,921,220)          16,441,994
                                                                       ------------------------------------------
Net Increase in Net Assets Resulting from Operations                            (13,550,691)          18,060,471
                                                                       ------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                                                     -                    -
 Net realized gain on investments                                                (2,156,404)                   -
 In excess of net realized gains                                                 (1,493,410)                   -
                                                                       ------------------------------------------
Net Decrease in Net Assets from Distributions                                    (3,649,814)                   -
                                                                       ------------------------------------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                                  47,645,318           36,912,135
 Transactions due to acquisition                                                          -           39,482,102
 Reinvestment of distributions                                                    3,649,814                    -
 Redemption of shares                                                           (14,397,473)          (6,496,057)
                                                                       ------------------------------------------

Net Increase from Capital Share Transactions                                     36,897,659           69,898,180
                                                                       ------------------------------------------

Net Increase in Net Assets                                                       19,697,154           87,958,651

NET ASSETS
 Beginning of Period (Note 1)                                                    87,958,651                    -
                                                                       ------------------------------------------
 End of Period (a)                                                            $ 107,655,805         $ 87,958,651
                                                                       ==========================================

SHARE ACTIVITY
 Sale of shares                                                                   3,914,553            2,917,541
 Transactions due to acquisition                                                          -            3,948,210
 Reinvestment of distributions                                                      308,001                    -
 Redemption of shares                                                            (1,361,227)            (502,713)
                                                                       ------------------------------------------

Net increase in shares                                                            2,861,327            6,363,038
                                                                       ==========================================

(a) Accumulated undistributed net investment income (loss)                              $ -                  $ -
                                                                       ==========================================


See Notes to Financial Statements      16

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       BROWNIA                      BROWNIA
                                                                       GROWTH                       MARYLAND
                                                                       EQUITY                         BOND
                                                                        FUND                          FUND
                                                        -------------------------------------  ------------------

                                                            June 1, 2000      June 28, 1999       Dec 21, 2000
                                                                 to                to                  to
                                                            May 31, 2001      May 31, 2000        May 31, 2001
                                                        -------------------------------------  ------------------
OPERATIONS
 Net investment income                                            $ 78,060          $ 28,622           $ 407,904
 Net realized loss on investments                               (1,454,667)         (299,256)             (7,495)
 Net change in unrealized appreciation
      (depreciation) of investments                             (3,736,063)        2,103,490             222,606
                                                        -------------------------------------  ------------------
Net Increase in Net Assets Resulting from Operations            (5,112,670)        1,832,856             623,015
                                                        -------------------------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                              (29,176)          (15,333)           (407,904)
 Net realized gain on investments                                        -                 -                   -
 In excess of net realized gains                                         -                 -                   -
                                                        -------------------------------------  ------------------
Net Decrease in Net Assets from Distributions                      (29,176)          (15,333)           (407,904)
                                                        -------------------------------------  ------------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                 16,904,688        20,315,286          31,043,662
 Transactions due to acquisition                                         -        11,053,062                   -
 Reinvestment of distributions                                         896                41                 322
 Redemption of shares                                           (5,278,233)       (1,649,145)           (800,918)
                                                        -------------------------------------  ------------------
Net Increase from Capital Share Transactions                    11,627,351        29,719,244          30,243,066
                                                        -------------------------------------  ------------------
Net Increase in Net Assets                                       6,485,505        31,536,767          30,458,177

NET ASSETS
 Beginning of Period (Note 1)                                   31,536,767                 -                   -
                                                        -------------------------------------  ------------------
 End of Period (a)                                            $ 38,022,272      $ 31,536,767        $ 30,458,177
                                                        =====================================  ==================
SHARE ACTIVITY
 Sale of shares                                                  1,684,705         1,960,222           3,089,086
 Transactions due to acquisition                                         -         1,105,306                   -
 Reinvestment of distributions                                         100                 4                  32
 Redemption of shares                                             (545,776)         (157,787)            (79,154)
                                                        -------------------------------------  ------------------
Net increase in shares                                           1,139,029         2,907,745           3,009,964
                                                        =====================================  ==================

(a) Accumulated undistributed net investment income (loss)        $ 62,173          $ 13,289                 $ -
                                                        =====================================  ==================



See Notes to Financial Statements      17

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                       SELECTED DATA FOR A SINGLE SHARE
                  ---------------------------------------------------------------------------
                                                                                                     Assets at
                  Beginning    Net          Net              Distributions           Ending           End of
                                                    -------------------------------
                  Net Asset Investment Realized and  from Net  from Net  in excess  Net Asset         Period
                  Value Per   Income    Unrealized  Investment Realized of Realized Value Per  Total  (000's
                    Share     (Loss)    Gain (Loss)   Income     Gains     Gains      Share   Return Omitted)
---------------------------------------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND

Year/Period Ended May 31
2001               $ 13.82    (0.10)      (1.56)         -       (0.29)    (0.20)   $ 11.67  (12.08)%  $107,656
2000 (c)             10.00    (0.10)       3.92          -         -         -        13.82   38.20%     87,959
---------------------------------------------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND

Year/Period Ended May 31
2001                 10.85     0.02       (1.46)       (0.01)      -         -         9.40  (13.29)%    38,022
2000 (c)             10.00     0.01        0.85        (0.01)      -         -        10.85    8.59%     31,537
---------------------------------------------------------------------------------------------------------------

BROWNIA MARYLAND BOND FUND

Year/Period Ended May 31
2001 (c)             10.00     0.17        0.12        (0.17)      -         -        10.12    2.95%     30,458



                                    RATIOS/SUPPLEMENTAL DATA
                                --------------------------------
                                            Ratios to
                                      Average Net Assets (a)
                                --------------------------------
                                    Net                          Portfolio
                                Investment   Net     Gross       Turnover
                                  Income   Expenses Expenses (b)   Rate
--------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND

Year/Period Ended May 31
2001                              (0.95)%   1.25%     1.25%         25%
2000 (c)                          (0.80)%   1.25%     1.35%         30%
--------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND

Year/Period Ended May 31
2001                               0.22%    0.77%     1.22%         82%
2000 (c)                           0.14%    1.00%     1.55%         42%
--------------------------------------------------------------------------

BROWNIA MARYLAND BOND FUND

Year/Period Ended May 31
2001 (c)                           3.91%    0.25%     1.28%          2%

(a)  All ratios for periods less than a year are annualized.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
(c)  See Note 1 for dates of commencement of operations.


See Notes to Financial Statements      18

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund (individually a "Fund", and collectively, the "Funds"). BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while BrownIA Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund commenced operations on June 28, 1999 after acquiring the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership (each a "Partnership," collectively the "Partnerships"), respectively. Each Fund issued shares in exchange for the net assets of the corresponding Partnership. BrownIA Maryland Bond Fund commenced operations on December 21, 2000 after issuing shares in exchange for securities received. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. On October 1, 2000, BIA Small-Cap Growth Fund was renamed BrownIA Small-Cap Growth Fund and BIA Growth Equity Fund was renamed BrownIA Growth Equity Fund.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of twenty active fund series, and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

ADOPTION OF NEW ACCOUNTING PRINCIPLE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide applies to annual financial statements issued after December 15, 2000. The adoption of the Guide does not have a significant effect on the financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Advisory Incorporated (the "Adviser"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and the BrownIA Maryland Bond Fund at an annual rate of 1.00%, 0.75%, and 0.50% respectively, of each Fund's average daily net assets. Prior to May 1, 2001, Brown Investment Advisory & Trust Company provided investment advisor services to each of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund for the same fee currently paid to the Adviser.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to each Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship for each Fund. The Funds did not incur shareholder servicing fees for the period ended May 31, 2001.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $36,000, plus certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio transactions made by the Fund. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of each Fund. Each Fund also pays an annual maintenance fee as well as certain other transaction fees.

NOTE 4.  WAIVER OF FEES

The Adviser and Brown Investment Advisory Trust & Company together voluntarily waived fees for the year ended May 31, 2001 as follows: BrownIA Small-Cap Growth Fund, $2,819 and BrownIA Growth Equity Fund, $160,867. For the period ended May 31, 2001, the Adviser, with respect to BrownIA Maryland Bond Fund, voluntarily waived fees and reimbursed expenses in the amount of $52,227 and $53,460, respectively. For the period ended May 31, 2001, FAdS voluntarily waived fees with respect to BrownIA Maryland Bond Fund in the amount of $1,992.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended May 31, 2001 for BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund, and for the period December 21, 2000 to May 31, 2001 for the BrownIA Maryland Bond Fund, were as follows:

                                          BROWNIA                    BROWNIA                     BROWNIA
                                   SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND          MARYLAND BOND FUND
                                   ---------------------        ------------------          ------------------
Cost of Purchases                       $59,580,056                 $39,640,196                 $26,492,776
Proceeds from Sales                      23,676,682                  27,652,937                     488,960

For federal  income tax purposes,  the tax cost basis of investment  securities,
net  unrealized   appreciation  of  investments,   aggregate  gross   unrealized
appreciation,  aggregate gross unrealized  depreciation for all securities,  and the capital  loss  carryovers  (which  expire in May 2008)  available  to offset future capital gains, as of May 31, 2001, were as follows:

                                          BROWNIA                    BROWNIA                     BROWNIA
                                   SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND          MARYLAND BOND FUND
                                   ---------------------        ------------------          ------------------
Tax Cost Basis                          $95,247,794                 $36,677,986                $31,386,345
Aggregate Gross
Unrealized Appreciation                  28,564,833                   4,889,836                    289,027
Aggregate Gross
Unrealized Depreciation                 (15,563,366)                 (3,585,140)                   (66,421)
Net Unrealized Appreciation              13,001,467                   1,304,696                    222,606
Capital Loss Carryovers                           -                      65,246                          -

For tax purposes, the BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and BrownIA Maryland Bond Fund have current year deferred post-October capital losses of $4,623,814, $1,241,622, and $7,495, respectively. These losses will be realized for tax purposes on the first day of the Funds' next tax year.

--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

NOTE 6. ACQUISITION OF FUNDS

As of June 28, 1999, BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund acquired all of the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership, respectively. Each Partnership's net assets and unrealized gain immediately prior to acquisition were as follows:

                                                                   NET ASSETS           UNREALIZED GAINS
                                                                   ----------           ----------------
Brown Small-Cap Growth Fund Limited Partnership                    $39,482,102             $6,080,758
Brown Growth Equity Fund Limited Partnership                        11,053,062              3,384,324

The net assets of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund immediately after the acquisition were $39,482,102 and $11,053,062, respectively. The shares issued as a result of the acquisition amounted to 3,948,210 and 1,105,306, respectively.

NOTE 7. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

ORDINARY INCOME DIVIDENDS - For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. BrownIA Growth Equity Fund designates 100% of the taxable ordinary income distributed as qualifying for the corporate dividends - received deduction. Of the income dividends paid by the BrownIA Maryland Bond Fund, 99.44% were characterized as tax exempt.

CAPITAL GAIN DIVIDENDS - $3,649,814 of the dividends paid by BrownIA Small-Cap Growth Fund were designated as capital gain dividends.

NOTE 8.  CONCENTRATION OF RISK

BrownIA Maryland Bond Fund invests primarily all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF,
BROWNIA SMALL CAP GROWTH FUND, BROWN IA GROWTH EQUITY FUND AND BROWNIA MARYLAND BOND FUND:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BrownIA Small Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund, (the "Funds") as of May 31, 2001, the related statements of operations, for the year then ended and the statements of changes in net assets, and the financial highlights for each of the two years in the period ended May 31, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2001, and the results of their operations, the changes in net assets and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 6, 2001

                               INVESTMENT ADVISER
                          Brown Advisory Incorporated
                                 Furness House
                                19 South Street
                              Baltimore, MD 21202



                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101



                                 TRANSFER AGENT
                            Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101
                                  800-540-6807


      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.